EXHIBIT 99.2

Notes to Unaudited Pro Forma Financial Statements Information

     The following unaudited pro forma balance sheet as of December 15, 2004 presents the financial position of Diedrich Coffee, Inc. (the “Company”) assuming the sale on February 10, 2005 of certain assets of the Company’s Gloria Jean’s brand international operations (the “Transaction”) had been completed on that date.

     The following unaudited pro forma statements of operations for the twenty-four weeks ended December 15, 2004 and for the fiscal year ended June 30, 2004 present the Company’s results of operations assuming that the Transaction had been completed on July 3, 2003, the first day of the fiscal year ended June 30, 2004. In the opinion of management, these statements include all material adjustments necessary to reflect, on a pro forma basis, the impact of the Transaction on the historical financial information of the Company. The adjustments set forth in the “Pro Forma Adjustments” column are described in the Notes to Unaudited Pro Forma Financial Statements.

     The sale of the Gloria Jean’s brand international operations provided $16.0 million in cash and approximately $7.0 million in future payments less estimated sales expenses of approximately $350,000. The sale resulted in a gain of approximately $18.9 million. Proceeds from the sale will be invested in safe, short-term liquid investments until such time as the Company’s Board of Directors and senior management decide on the use of proceeds.

     The unaudited pro forma financial statements for the periods presented do not purport to represent what the Company’s results of operations or financial position actually would have been had the Transaction occurred on the dates noted above, or to project the Company’s results of operations for any future periods. The pro forma adjustments are based upon available information and certain assumptions that the Company believes are reasonable under the circumstances. Actual amounts could differ materially from these estimates. The pro forma results should be read in conjunction with the financial statements and notes thereto in the Company’s Annual Report on Form 10-K for the year ended June 30, 2004 and quarterly report 10-Q for the twenty-four weeks ended December 15, 2004.

DIEDRICH COFFEE, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

	As Reported			Pro Forma
	December 15,	Pro Forma		December 15,
	2004	Adjustments	Footnote	2004
Cash	$1,315,000	$16,941,000	A, B	$18,256,000
Accounts Receivable, net	4,026,000	(1,291,000)	B	2,735,000
Inventories	2,841,000	—		2,841,000
Current Portion of Other Receivable	—	1,000,000	A	1,000,000
Current Portion of Notes Receivable	198,000	—		198,000
Advertising Fund Assets, restricted	197,000	—		197,000
Prepaid expenses	712,000	—		712,000

Total Current Assets	9,289,000	16,650,000		25,939,000
Property & Equipment, net	7,333,000	—		7,333,000
Goodwill	10,190,000	(2,100,000)	A	8,090,000
Other Receivables, net	—	4,390,000	A	4,390,000
Notes Receivable	36,000	—		36,000
Other assets	530,000	(20,000)	A	510,000

Total Assets	$27,378,000	$18,920,000		$46,298,000

Current installments of obligations under capital leases	(144,000)	—		(144,000)
Current installments of long-term debt	(425,000)	—		(425,000)
Accounts payable	(2,591,000)	—		(2,591,000)
Accrued compensation	(2,232,000)	—		(2,232,000)
Accrued expenses	(743,000)	(800,000)	D	(1,543,000)
Franchisee deposits	(619,000)	—		(619,000)
Deferred franchise fee income	(1,060,000)	940,000	C	(120,000)
Advertising fund liabilities	(197,000)	—		(197,000)
Provision for store closure	(92,000)	—		(92,000)

Total Current Liabilities	(8,103,000)	140,000		(7,963,000)
Obligations under capital lease, excluding current installments	(334,000)	—		(334,000)
Long-term debt, excluding current installments	(1,394,000)	—		(1,394,000)
Deferred rent	(483,000)	—		(483,000)
Common stock warrants	(9,000)	—		(9,000)

Total Liabilities	(10,323,000)	140,000		(10,183,000)

Common stock	(52,000)	—		(52,000)
Additional paid-in capital	(58,182,000)	—		(58,182,000)
Accumulated deficit	41,179,000	(19,060,000)	A, C, D	22,119,000

Total Stockholders’ Equity	(17,055,000)	(19,060,000)		(36,115,000)

Total Liabilities and Stockholders’ Equity	$(27,378,000)	$(18,920,000)		$(46,298,000)

DIEDRICH COFFEE, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

	As Reported			Pro Forma
	24 Weeks Ended	Pro Forma		24 Weeks Ended
	December 15, 2004	Adjustments	Footnote	December 15, 2004
Retail Sales	$14,686,000	$—		$14,686,000
Wholesale and other	8,312,000	(381,000)	E	7,931,000
Franchise Revenue	3,789,000	(1,765,000)	E	2,024,000

Total Net Revenue	26,787,000	(2,146,000)		24,641,000

Cost of sales and related occupancy costs	12,351,000	(281,000)	E	12,070,000
Operating Expenses	7,801,000	6,000	E	7,807,000
Depreciation & Amortization	1,134,000	—		1,134,000
General & Administrative Expenses	5,355,000	(383,000)	E	4,972,000
Gain On Asset Disposals	(12,000)	—		(12,000)

Total Costs and Expenses	26,629,000	(658,000)		25,971,000

Operating Income	158,000	(1,488,000)		(1,330,000)
Interest Expense, net	(93,000)	—		(93,000)

Income Before Tax	65,000	(1,488,000)		(1,423,000)
Income Tax provision	11,000	(11,000)	E	—

Net income/(loss) from continuing operations	$54,000	$(1,477,000)	E	$(1,423,000)

Net earnings per share from continuing operations
Basic	0.01	(0.29)		(0.28)
Diluted	0.01	(0.27)		(0.26)
Common Equivalent Shares Outstanding
Basic	5,165,000	5,165,000		5,165,000
Diluted	5,521,000	5,521,000		5,521,000

DIEDRICH COFFEE, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

	As Reported			Pro Forma
	Year Ended	Pro Forma		Year Ended
	June 30, 2004	Adjustments	Footnote	June 30, 2004
Retail Sales	$31,617,000	$—		$31,617,000
Wholesale and other	15,466,000	(573,000)	E	14,893,000
Franchise Revenue	7,542,000	(3,134,000)	E	4,408,000

Total Net Revenue	54,625,000	(3,707,000)		50,918,000

Cost of sales and related occupancy costs	25,112,000	(428,000)	E	24,684,000
Operating Expenses	16,707,000	(7,000)	E	16,700,000
Depreciation & Amortization	2,289,000	—		2,289,000
General & Administrative Expenses	9,813,000	(333,000)	E	9,480,000
Provision for Asset Impairment & Restructuring	94,000	—		94,000
Gain On Asset Disposals	(2,000)	—		(2,000)

Total Costs and Expenses	54,013,000	(768,000)		53,245,000

Operating Income	612,000	(2,939,000)		(2,327,000)
Interest Expense, net	(318,000)	—		(318,000)

Income (loss) Before Tax	294,000	(2,939,000)		(2,645,000)
Income Taxes	28,000	(29,000)	E	(1,000)

Net income/(loss) from continuing operations	$266,000	$(2,910,000)	E	$(2,644,000)

Net earnings per share from continuing operations
Basic	0.05	(0.56)		(0.51)
Diluted	0.05	(0.56)		(0.51)
Common Equivalent Shares Outstanding
Basic	5,161,000	5,161,000		5,161,000
Diluted	5,218,000	5,218,000		5,218,000

Notes to Unaudited Pro Forma Financial Statements of Diedrich Coffee, Inc.

A.	The asset allocation of the sale of the Gloria Jean’s international operations to Jireh

Purchase price — Cash			$16,000,000
Purchase price — Future payments			7,020,000
Deferred interest			(1,630,000)
Goodwill			(2,100,000)
Trademarks, net			(20,000)
Estimated Expenses			(350,000)

Gain on Sale of Gloria Jean’s international operations			$18,920,000

Future payments are payable under a consulting agreement, a trademark license agreement and a roasting agreement. As 50% of the Year 1 payment will be received in 6 months and the remaining amount is due within a year, the first payment is not discounted, whereas Years 2-6 payments are discounted at an annual rate of 8%. The deferred interest amount represents the discount amount of the future payments using an 8% discount rate. The Company has a subordinated security interest in the assets being acquired by Jireh. Aggregate payments are payable as follows:
Payment #1	January 31, 2006	$1,000,000
Payment #2	January 31, 2007	1,000,000
Payment #3	January 31, 2008	1,000,000
Payment #4	January 31, 2009	1,000,000
Payment #5	January 31, 2010	2,000,000
Payment #6	January 31, 2011	1,020,000

		$7,020,000

B.	To record the collection of outstanding accounts receivable from Jireh

Cash	$1,291,000
Accounts Receivable	(1,291,000)

C.	To recognize deferred franchise fees no longer subject to any performance by the Company

Deferred Franchise Fee Income	$940,000
Franchise Fee Income	(940,000)

D.	To record an income tax provision on the gain on sale of Gloria Jean’s international operations based on an estimated effective rate of 4%. This estimated tax rate is different than the statutory tax rates due to the projected utilization of net operating loss (NOL) carry-forwards and alternative minimum taxes. The utilization of these NOL carry-forwards could be limited due to restrictions imposed under federal and state laws. Because the Company has not completed its tax analysis of this transaction, the estimated tax liability may differ significantly from the actual tax liability.

Tax Provision Gain on Sale of Assets	$800,000
Accrued Taxes	(800,000)

E.	To eliminate Gloria Jean’s international operations revenue, costs and expenses assuming the sale was consumated on July 3, 2003

	24 Weeks Ended	52 Weeks Ended
	December 15, 2004	June 30, 2004
Wholesale and other	$(381,000)	$(573,000)
Franchise Revenue	(1,765,000)	(3,134,000)

	(2,146,000)	(3,707,000)

Cost of sales and related occupancy costs	(281,000)	(428,000)
Operating Expenses	6,000	(7,000)
Depreciation & Amortization	—	—
General & Administrative Expenses	(383,000)	(333,000)

	(658,000)	(768,000)

Operating Loss	(1,488,000)	(2,939,000)
Interest (Expense)/Income, net	—	—

Loss Before Tax	(1,488,000)	(2,939,000)
Income Tax Provision	(11,000)	(29,000)

Net loss	$(1,477,000)	$(2,910,000)